Exhibit 99.1

CVR Energy Reports 2016 Third Quarter Results
And Announces Cash Dividend of 50 Cents

SUGAR LAND, Texas (Oct. 27, 2016) - CVR Energy, Inc. (NYSE: CVI) today announced third quarter 2016 net income of $5.4 million, or 6 cents per diluted share, on net sales of $1,240.3 million, compared to net income of $57.9 million, or 67 cents per diluted share, on net sales of $1,408.8 million for the 2015 third quarter. Third quarter 2016 adjusted EBITDA, a non-GAAP financial measure, was $58.2 million, compared to third quarter 2015 adjusted EBITDA of $153.8 million.

For the first nine months of 2016, net income was $17.6 million, or 20 cents per diluted share, on net sales of $3,429.0 million, compared to net income of $214.6 million, or $2.47 per diluted share, on net sales of $4,421.9 million for the same period a year earlier. Adjusted EBITDA for the first nine months of 2016 was $158.8 million, compared to adjusted EBITDA of $463.2 million for the first nine months of 2015.

“CVR Partners posted high on-stream rates at its Coffeyville, Kansas, and East Dubuque, Illinois, fertilizer plants during the third quarter,” said Jack Lipinski, CVR Energy’s chief executive officer. “CVR Refining’s Coffeyville refinery also ran well during the quarter, and the company executed a definitive agreement with Velocity Midstream Partners for the construction of a crude oil pipeline that will directly link the fairway of the South Central Oklahoma Oil Province (SCOOP) to its Wynnewood, Oklahoma, refinery.

“As I mentioned in the CVR Refining third quarter news release, the exorbitant costs of Renewable Identification Numbers (RINs) under the broken Renewable Fuel Standard (RFS) program continue to negatively impact our overall financial results,” Lipinski said. “The Environmental Protection Agency (EPA) must change the point of obligation and pull back on its proposed 2017 Renewable Volume Obligations (RVOs) before escalating RIN prices cause irreparable harm to merchant refiners. The EPA is now in the process of literally destroying small and medium-sized merchant refineries like ours that do not control the blending and retail sale of their fuel.

“It is absurd that the EPA continues to punish and ruin merchant refineries that have done nothing wrong when the EPA itself admits that the RFS program is not working,” he continued. “The primary beneficiaries of the broken RFS program are ‘Big Oil,’ large retail chains and the Wall Street speculators that are manipulating the RINs’ market for illicit gain, causing the compliance costs of merchant refineries to skyrocket - all with the EPA’s imprimatur. Even the EPA's own former Chief of Criminal Investigations, Doug Parker, recently stated publicly that ‘structural vulnerabilities in the regulations, limited agency oversight, and a lack of market transparency within the RFS made this program a ripe target for massive fraud and illicit gain.’

“The EPA now has the opportunity to avert another 2008-style financial crisis, but only if it takes resolute and immediate action,” Lipinski added. “If regulatory oversight of the ‘wild west’ RINs’ market, as well as an investigation of the criminal activities identified by Doug Parker, are not brought to bear, a number of small and medium-sized refineries will be driven into bankruptcy, which will do for ‘Big Oil’ what the Federal Trade Commission would never allow them to do for themselves - destroy all of their competitors in the refining business. This will allow them to strengthen oligopolies that will control the supply of gasoline, giving them the ability to cause prices to spike and squeeze consumers at will, which will start a domino effect, crippling the transportation industry and causing many businesses to suffer and even fail.

“We therefore implore the EPA, before it is too late and its rule becomes final on Nov. 30, to take decisive action - by drastically lowering the proposed RVOs for 2017,” he said. “It is important to note that the volumes of ethanol and biofuels that the EPA has indicated it will require refineries to blend in 2017 are mathematically impossible to achieve. Therefore, the demands being made on merchant refineries will be impossible for them to achieve. This has become an ‘Alice in Wonderland’ situation - but it is not funny because of the dire consequences that it will soon manifest.

“We invite everyone to visit our new online resource, www.FixTheRFS.org, to learn more about these important issues, our position and how the EPA can fix this broken program,” Lipinski concluded.

CVR Energy also announced a third quarter 2016 cash dividend of 50 cents per share. The dividend, as declared by CVR Energy’s Board of Directors, will be paid on Nov. 14, 2016, to stockholders of record on Nov. 7, 2016.

CVR Energy’s third quarter cash dividend brings the cumulative cash dividends paid or declared for the first nine months of 2016 to $1.50 per share.

Today, CVR Partners and CVR Refining announced that the partnerships will not pay a cash distribution for the 2016 third quarter.

Petroleum Business

The petroleum business, which is operated by CVR Refining and includes the Coffeyville and Wynnewood refineries, reported third quarter 2016 operating income of $28.4 million on net sales of $1,163.5 million, compared to operating income of $137.2 million on net sales of $1,361.6 million in the third quarter of 2015.

Refining margin adjusted for FIFO impact per crude oil throughput barrel, a non-GAAP financial measure, was $10.09 in the 2016 third quarter, compared to $18.65 during the same period in 2015. Direct operating expenses (exclusive of depreciation and amortization), excluding major scheduled turnaround expenses, per crude oil throughput barrel, for the 2016 third quarter were $5.33, compared to $5.27 in the third quarter of 2015.

Third quarter 2016 throughputs of crude oil and all other feedstocks and blendstocks totaled 206,733 barrels per day (bpd), compared to third quarter 2015 throughputs of crude oil and all other feedstocks and blendstocks of 210,917 bpd.

Nitrogen Fertilizers Business

The fertilizer business, which is operated by CVR Partners and includes the Coffeyville and East Dubuque fertilizer facilities, reported third quarter 2016 operating income of $2.4 million on net sales of $78.5 million, compared to an operating loss of $11.8 million on net sales of $49.3 million for the third quarter of 2015.

For the third quarter of 2016, consolidated average realized gate prices for UAN and ammonia were $154 per ton and $345 per ton, respectively. Average realized gate prices for UAN and ammonia for the Coffeyville plant were $227 per ton and $478 per ton, respectively, for the same period in 2015.

In the 2016 third quarter, CVR Partners’ fertilizer facilities produced a combined 200,800 tons of ammonia, of which 60,300 net tons were available for sale while the rest was upgraded to other fertilizer products, including 317,200 tons of UAN. In the 2015 third quarter, the Coffeyville plant produced 66,300 tons of ammonia and purchased an additional 7,500 tons of ammonia, of which 12,100 net tons were available for sale while the remainder was upgraded to 152,400 tons of UAN.

Cash and Debt

Consolidated cash and cash equivalents, which included $285.9 million for CVR Refining and $65.3 million for CVR Partners, was $762.6 million at Sept. 30, 2016. Consolidated total debt was $1,166.3 million at Sept. 30, 2016. The company had no debt exclusive of CVR Refining’s and CVR Partners’ debt.

Third Quarter 2016 Earnings Conference Call

CVR Energy previously announced that it will host its third quarter 2016 Earnings Conference Call for analysts and investors on Thursday, Oct. 27, at 3 p.m. Eastern. The Earnings Conference Call may also include discussion of company developments, forward-looking information and other material information about business and financial matters.

The Earnings Conference Call will be broadcast live over the Internet at https://www.webcaster4.com/Webcast/Page/1003/17701. For investors or analysts who want to participate during the call, the dial-in number is (877) 407-8291.

For those unable to listen live, the Webcast will be archived and available for 14 days at https://www.webcaster4.com/Webcast/Page/1003/17701. A repeat of the conference call can be accessed by dialing (877) 660-6853, conference ID 13647403.

# # #

Forward-Looking Statements
This news release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by our use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. For a discussion of risk factors which may affect our results, please see the risk factors and other disclosures included in our most recent Annual Report on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q and our other SEC filings. These risks may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. CVR Energy disclaims any intention or obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

About CVR Energy, Inc.
Headquartered in Sugar Land, Texas, CVR Energy is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries through its holdings in two limited partnerships, CVR Refining, LP and CVR Partners, LP. CVR Energy subsidiaries serve as the general partner and own 66 percent of the common units of CVR Refining and 34 percent of the common units of CVR Partners.

For further information, please contact:

Investor Contact:
Jay Finks
CVR Energy, Inc.
(281) 207-3588
InvestorRelations@CVREnergy.com

Media Relations:
Angie Dasbach
CVR Energy, Inc.
(281) 207-3550
MediaRelations@CVREnergy.com

CVR Energy, Inc.

Financial and Operations Data (all information in this release is unaudited unless noted otherwise).

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(in millions, except per share data)
Consolidated Statement of Operations Data:
Net sales	$1,240.3	$1,408.8	$3,429.0	$4,421.9
Cost of product sold	1,005.7	1,076.7	2,719.3	3,342.5
Direct operating expenses	129.5	145.8	409.2	372.7
Flood insurance recovery	—	—	—	(27.3)
Selling, general and administrative expenses	27.8	26.1	81.7	78.5
Depreciation and amortization	50.1	38.7	140.8	123.2
Operating income	27.2	121.5	78.0	532.3
Interest expense and other financing costs	(26.2)	(11.9)	(56.8)	(36.5)
Interest income	0.2	0.3	0.5	0.7
Gain (loss) on derivatives, net	(1.7)	11.8	(4.8)	(52.2)
Loss on extinguishment of debt	—	—	(5.1)	—
Other income, net	5.0	0.3	5.5	36.6
Income before income tax expense	4.5	122.0	17.3	480.9
Income tax expense	2.5	23.1	2.3	105.2
Net income	2.0	98.9	15.0	375.7
Less: Net income (loss) attributable to noncontrolling interest	(3.4)	41.0	(2.6)	161.1
Net income attributable to CVR Energy stockholders	$5.4	$57.9	$17.6	$214.6

Basic and diluted earnings per share	$0.06	$0.67	$0.20	$2.47
Dividends declared per share	$0.50	$0.50	$1.50	$1.50

Adjusted EBITDA*	$58.2	$153.8	$158.8	$463.2
Adjusted net income*	$11.5	$82.4	$37.0	$239.4
Adjusted net income per diluted share*	$0.13	$0.95	$0.43	$2.76

Weighted-average common shares outstanding - basic and diluted	86.8	86.8	86.8	86.8
______________________________
* See “Use of Non-GAAP Financial Measures” below.

	As of September 30, 2016	As of December 31, 2015
		(audited)
	(in millions)
Balance Sheet Data:
Cash and cash equivalents	$762.6	$765.1
Working capital (1)	842.6	789.0
Total assets (1)	4,055.0	3,299.4
Total debt, including current portion (1)	1,166.3	667.1
Total CVR stockholders’ equity	894.4	984.1
_____________________________
(1) Prior period amounts have been retrospectively adjusted for Accounting Standard Update No. 2015-03, which requires that costs incurred to issue debt be presented in the balance sheet as a direct reduction from the carrying value of the debt.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(in millions)
Cash Flow Data:
Net cash flow provided by (used in):
Operating activities	$149.0	$235.9	$218.9	$612.3
Investing activities	(16.9)	(55.1)	(172.0)	(73.8)
Financing activities	(60.1)	(106.5)	(49.4)	(280.2)
Net cash flow	$72.0	$74.3	$(2.5)	$258.3

Segment Information

Our operations are organized into two reportable segments, Petroleum and Nitrogen Fertilizer. Our operations that are not included in the Petroleum and Nitrogen Fertilizer segments are included in the Corporate and Other segment (along with elimination of intersegment transactions). The Petroleum segment is operated by CVR Refining, LP (“CVR Refining”), in which we own a majority interest as well as the general partner. The Petroleum segment includes the operations of the Coffeyville, Kansas and Wynnewood, Oklahoma refineries along with the crude oil gathering and pipeline systems. Detailed operating results for the Petroleum segment for the quarter and nine months ended September 30, 2016 are included in CVR Refining’s press release dated October 27, 2016. The Nitrogen Fertilizer segment is operated by CVR Partners, LP, (“CVR Partners”) in which we own approximately 34% of the common units as of September 30, 2016 and serve as the general partner. On April 1, 2016, CVR Partners completed the previously announced transactions (the "East Dubuque Merger") contemplated by the Agreement and Plan of Merger, dated as of August 9, 2015, whereby CVR Partners acquired CVR Nitrogen, LP (formerly known as East Dubuque Nitrogen Partners, L.P. and also formerly known as Rentech Nitrogen Partners L.P.) and CVR Nitrogen GP, LLC (formerly known as East Dubuque Nitrogen GP, LLC and also formerly known as Rentech Nitrogen GP, LLC). The Nitrogen Fertilizer segment consists of a nitrogen fertilizer manufacturing facility located in Coffeyville, Kansas, and as of April 1, 2016, a nitrogen fertilizer manufacturing facility located in East Dubuque, Illinois. Detailed operating results for the Nitrogen Fertilizer segment for the quarter and nine months ended September 30, 2016 are included in CVR Partners’ press release dated October 27, 2016.

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated
	(in millions)
Three Months Ended September 30, 2016
Net sales	$1,163.5	$78.5	$(1.7)	$1,240.3
Cost of product sold	987.5	19.9	(1.7)	1,005.7
Direct operating expenses (1)	97.0	32.5	—	129.5
Major scheduled turnaround expenses	—	—	—	—
Selling, general and administrative	18.1	7.3	2.4	27.8
Depreciation and amortization	32.5	16.4	1.2	50.1
Operating income (loss)	$28.4	$2.4	$(3.6)	$27.2

Capital expenditures	$15.4	$6.4	$1.0	$22.8

Nine Months Ended September 30, 2016
Net sales	$3,161.9	$271.4	$(4.3)	$3,429.0
Cost of product sold	2,651.7	72.2	(4.6)	2,719.3
Direct operating expenses (1)	267.2	103.8	0.1	371.1
Major scheduled turnaround expenses	31.5	6.6	—	38.1
Selling, general and administrative	53.4	22.0	6.3	81.7
Depreciation and amortization	95.6	41.0	4.2	140.8
Operating income (loss)	$62.5	$25.8	$(10.3)	$78.0

Capital expenditures	$83.4	$18.3	$3.9	$105.6

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated
	(in millions)
Three Months Ended September 30, 2015
Net sales	$1,361.6	$49.3	$(2.1)	$1,408.8
Cost of product sold	1,063.7	14.5	(1.5)	1,076.7
Direct operating expenses (1)	97.0	26.6	—	123.6
Major scheduled turnaround expenses	15.6	6.6	—	22.2
Flood insurance recovery (2)	—	—	—	—
Selling, general and administrative	18.2	6.0	1.9	26.1
Depreciation and amortization	29.9	7.4	1.4	38.7
Operating income (loss)	$137.2	$(11.8)	$(3.9)	$121.5

Capital expenditures	$45.5	$6.4	$3.3	$55.2

Nine Months Ended September 30, 2015
Net sales	$4,213.6	$223.2	$(14.9)	$4,421.9
Cost of product sold	3,300.8	55.7	(14.0)	3,342.5
Direct operating expenses (1)	272.7	75.7	0.1	348.5
Major scheduled turnaround expenses	17.2	7.0	—	24.2
Flood insurance recovery (2)	(27.3)	—	—	(27.3)
Selling, general and administrative	54.9	15.2	8.4	78.5
Depreciation and amortization	98.1	21.2	3.9	123.2
Operating income (loss)	$497.2	$48.4	$(13.3)	$532.3

Capital expenditures	$123.6	$12.4	$5.9	$141.9

(1)	Excluding turnaround expenses.

(2)
Represents an insurance recovery from Coffeyville Resources Refining and Marketing, LLC's ("CRRM") environmental insurance carriers as a result of the flood and crude oil discharge at the Coffeyville refinery on June/July 2007.

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated
	(in millions)
September 30, 2016
Cash and cash equivalents	$285.9	$65.3	$411.4	$762.6
Total assets	2,277.3	1,326.9	450.8	4,055.0
Total debt, including current portion	573.3	624.5	(31.5)	1,166.3

December 31, 2015
Cash and cash equivalents	$187.3	$50.0	$527.8	$765.1
Total assets (1)	2,189.0	536.3	574.1	3,299.4
Total debt, including current portion (1)	573.8	124.8	(31.5)	667.1
_____________________________
(1) Prior period amounts have been retrospectively adjusted for Accounting Standard Update No. 2015-03, which requires that costs incurred to issue debt be presented in the balance sheet as a direct reduction from the carrying value of the debt.

Petroleum Segment Operating Data

The following tables set forth information about our consolidated Petroleum segment operated by CVR Refining, of which we own a majority interest and serve as the general partner, and the Coffeyville and Wynnewood refineries. Reconciliations of certain non-GAAP financial measures are provided under “Use of Non-GAAP Financial Measures” below. Additional discussion of operating results for the Petroleum segment for the quarter and nine months ended September 30, 2016 are included in CVR Refining’s press release dated October 27, 2016.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(in millions)
Petroleum Segment Summary Financial Results:
Net sales	$1,163.5	$1,361.6	$3,161.9	$4,213.6
Cost of product sold	987.5	1,063.7	2,651.7	3,300.8
Direct operating expenses	97.0	97.0	267.2	272.7
Major scheduled turnaround expenses	—	15.6	31.5	17.2
Flood insurance recovery	—	—	—	(27.3)
Selling, general and administrative expenses	18.1	18.2	53.4	54.9
Depreciation and amortization	32.5	29.9	95.6	98.1
Operating income	28.4	137.2	62.5	497.2
Interest expense and other financing costs	(10.8)	(10.4)	(31.7)	(32.2)
Interest income	—	0.1	—	0.3
Gain (loss) on derivatives, net	(1.7)	11.8	(4.8)	(52.2)
Other income, net	—	0.2	—	0.3
Income before income tax expense	15.9	138.9	26.0	413.4
Income tax expense	—	—	—	—
Net income	$15.9	$138.9	$26.0	$413.4

Gross profit	$46.5	$155.4	$115.9	$552.1
Refining margin*	$176.0	$297.9	$510.2	$912.8
Refining margin adjusted for FIFO impact*	$183.7	$343.5	$480.5	$946.5
Adjusted Petroleum EBITDA*	$75.3	$229.6	$195.1	$585.6
______________________________
* See “Use of Non-GAAP Financial Measures” below.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(dollars per barrel)
Petroleum Segment Key Operating Statistics:
Per crude oil throughput barrel:
Refining margin*	$9.66	$16.17	$9.55	$16.38
FIFO impact, (favorable) unfavorable	0.43	2.48	(0.56)	0.60
Refining margin adjusted for FIFO impact*	10.09	18.65	8.99	16.98
Gross profit	2.55	8.44	2.17	9.91
Gross profit excluding flood insurance recovery*	2.55	8.44	2.17	9.42
Direct operating expenses and major scheduled turnaround expenses	5.33	6.11	5.59	5.20
Direct operating expenses excluding major scheduled turnaround expenses	5.33	5.27	5.00	4.89
Direct operating expenses and major scheduled turnaround expenses per barrel sold	5.04	5.79	5.24	4.88
Direct operating expenses excluding major scheduled turnaround expenses per barrel sold	$5.04	$4.99	$4.68	$4.59
Barrels sold (barrels per day)	209,228	211,440	208,192	217,696
______________________________
* See “Use of Non-GAAP Financial Measures” below.

	Three Months Ended September 30,				Nine Months Ended September 30,
Petroleum Segment Summary	2016		2015		2016		2015
Refining Throughput and Production Data (bpd):
Throughput:
Sweet	176,404	85.3%	185,228	87.8%	174,594	85.4%	184,481	85.5%
Medium	1,983	1.0%	2,037	1.0%	2,321	1.1%	3,220	1.5%
Heavy sour	19,568	9.5%	12,891	6.1%	17,978	8.9%	16,476	7.7%
Total crude oil throughput	197,955	95.8%	200,156	94.9%	194,893	95.4%	204,177	94.7%
All other feedstocks and blendstocks	8,778	4.2%	10,761	5.1%	9,476	4.6%	11,487	5.3%
Total throughput	206,733	100.0%	210,917	100.0%	204,369	100.0%	215,664	100.0%
Production:
Gasoline	106,120	51.2%	103,479	48.9%	106,774	52.2%	106,650	49.1%
Distillate	84,669	40.9%	88,479	41.8%	83,101	40.6%	91,262	42.0%
Other (excluding internally produced fuel)	16,390	7.9%	19,608	9.3%	14,738	7.2%	19,210	8.9%
Total refining production (excluding internally produced fuel)	207,179	100.0%	211,566	100.0%	204,613	100.0%	217,122	100.0%
Product price (dollars per gallon):
Gasoline	$1.45		$1.72		$1.31		$1.69
Distillate	1.45		1.60		1.30		1.70

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Market Indicators (dollars per barrel):
West Texas Intermediate (WTI) NYMEX	$44.94	$46.50	$41.53	$51.01
Crude Oil Differentials:
WTI less WTS (light/medium sour)	1.47	(1.62)	0.82	(0.47)
WTI less WCS (heavy sour)	14.23	15.14	13.59	12.79
NYMEX Crack Spreads:
Gasoline	13.73	22.23	16.24	22.30
Heating Oil	14.34	20.05	13.04	22.87
NYMEX 2-1-1 Crack Spread	14.03	21.14	14.64	22.59
PADD II Group 3 Basis:
Gasoline	0.48	0.63	(3.59)	(2.99)
Ultra Low Sulfur Diesel	1.01	0.27	(0.38)	(2.61)
PADD II Group 3 Product Crack Spread:
Gasoline	14.21	22.87	12.65	19.31
Ultra Low Sulfur Diesel	15.35	20.31	12.65	20.26
PADD II Group 3 2-1-1	14.78	21.59	12.65	19.78

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(in millions, except operating statistics)
Coffeyville Refinery Financial Results:
Net sales	$788.1	$840.0	$2,094.1	$2,698.0
Cost of product sold	669.9	669.9	1,763.3	2,135.6
Refining margin*	118.2	170.1	330.8	562.4
Direct operating expenses	50.7	54.0	144.5	155.6
Major scheduled turnaround expenses	—	15.6	31.5	17.2
Flood insurance recovery	—	—	—	(27.3)
Depreciation and amortization	17.7	15.7	51.4	54.7
Gross profit	$49.8	$84.8	$103.4	$362.2

Refining margin adjusted for FIFO impact*	$122.2	$201.3	$308.4	$582.9

Coffeyville Refinery Key Operating Statistics:
Per crude oil throughput barrel:
Refining margin*	$9.86	$15.57	$9.94	$16.42
FIFO impact, (favorable) unfavorable	0.33	2.85	(0.67)	0.60
Refining margin adjusted for FIFO impact*	10.19	18.42	9.27	17.02
Gross profit	4.15	7.76	3.11	10.58
Gross profit excluding flood insurance recovery*	4.15	7.76	3.11	9.78
Direct operating expenses and major scheduled turnaround expenses	4.23	6.37	5.29	5.05
Direct operating expenses excluding major scheduled turnaround expenses	4.23	4.95	4.34	4.54
Direct operating expenses and major scheduled turnaround expenses per barrel sold	3.93	5.95	4.80	4.61
Direct operating expenses excluding major scheduled turnaround expenses per barrel sold	$3.93	$4.62	$3.94	$4.15
Barrels sold (barrels per day)	140,256	127,089	133,729	137,365
______________________________
* See “Use of Non-GAAP Financial Measures” below.

	Three Months Ended September 30,				Nine Months Ended September 30,
	2016		2015		2016		2015
Coffeyville Refinery Throughput and Production Data (bpd):
Throughput:
Sweet	110,825	81.0%	105,314	83.3%	101,803	79.2%	106,256	79.2%
Medium	—	—%	552	0.4%	1,641	1.3%	2,732	2.0%
Heavy sour	19,568	14.3%	12,891	10.2%	17,978	13.9%	16,476	12.3%
Total crude oil throughput	130,393	95.3%	118,757	93.9%	121,422	94.4%	125,464	93.5%
All other feedstocks and blendstocks	6,399	4.7%	7,753	6.1%	7,193	5.6%	8,691	6.5%
Total throughput	136,792	100.0%	126,510	100.0%	128,615	100.0%	134,155	100.0%
Production:
Gasoline	70,013	50.3%	60,849	47.3%	67,298	51.5%	65,000	47.4%
Distillate	57,839	41.6%	55,521	43.1%	54,192	41.5%	59,050	43.0%
Other (excluding internally produced fuel)	11,286	8.1%	12,407	9.6%	9,191	7.0%	13,115	9.6%
Total refining production (excluding internally produced fuel)	139,138	100.0%	128,777	100.0%	130,681	100.0%	137,165	100.0%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(in millions, except operating statistics)
Wynnewood Refinery Financial Results:
Net sales	$374.3	$520.5	$1,064.4	$1,512.3
Cost of product sold	317.7	393.1	888.5	1,164.5
Refining margin*	56.6	127.4	175.9	347.8
Direct operating expenses	46.3	42.9	122.7	117.0
Major scheduled turnaround expenses	—	—	—	—
Depreciation and amortization	12.7	12.5	38.0	37.6
Gross profit (loss)	$(2.4)	$72.0	$15.2	$193.2

Refining margin adjusted for FIFO impact*	$60.4	$141.8	$168.6	$361.0

Wynnewood Refinery Key Operating Statistics:
Per crude oil throughput barrel:
Refining margin*	$9.10	$17.01	$8.74	$16.18
FIFO impact, (favorable) unfavorable	0.61	1.93	(0.36)	0.61
Refining margin adjusted for FIFO impact*	9.71	18.94	8.38	16.79
Gross profit (loss)	(0.39)	9.61	0.76	8.99
Direct operating expenses and major scheduled turnaround expenses	7.45	5.73	6.10	5.44
Direct operating expenses excluding major scheduled turnaround expenses	7.45	5.73	6.10	5.44
Direct operating expenses and major scheduled turnaround expenses per barrel sold	7.29	5.53	$6.01	$5.33
Direct operating expenses excluding major scheduled turnaround expenses per barrel sold	$7.29	$5.53	$6.01	$5.33
Barrels sold (barrels per day)	68,971	84,351	74,463	80,332

	Three Months Ended September 30,				Nine Months Ended September 30,
	2016		2015		2016		2015
Wynnewood Refinery Throughput and Production Data (bpd):
Throughput:
Sweet	65,579	93.8%	79,914	94.6%	72,791	96.1%	78,225	96.0%
Medium	1,983	2.8%	1,485	1.8%	680	0.9%	488	0.6%
Heavy sour	—	—%	—	—%	—	—%	—	—%
Total crude oil throughput	67,562	96.6%	81,399	96.4%	73,471	97.0%	78,713	96.6%
All other feedstocks and blendstocks	2,379	3.4%	3,008	3.6%	2,283	3.0%	2,796	3.4%
Total throughput	69,941	100.0%	84,407	100.0%	75,754	100.0%	81,509	100.0%
Production:
Gasoline	36,107	53.1%	42,630	51.5%	39,476	53.4%	41,650	52.1%
Distillate	26,830	39.4%	32,958	39.8%	28,909	39.1%	32,212	40.3%
Other (excluding internally produced fuel)	5,104	7.5%	7,201	8.7%	5,547	7.5%	6,095	7.6%
Total refining production (excluding internally produced fuel)	68,041	100.0%	82,789	100.0%	73,932	100.0%	79,957	100.0%
______________________________
* See “Use of Non-GAAP Financial Measures” below.

Nitrogen Fertilizer Segment Operating Data

The following tables set forth information about the Nitrogen Fertilizer segment operated by CVR Partners, of which we owned approximately 34% of the common units as of September 30, 2016 and serve as the general partner. The financial and operational data for the three and nine months ended September 30, 2016 include the results of the nitrogen fertilizer manufacturing facility located in East Dubuque, Illinois (the "East Dubuque Facility") beginning on April 1, 2016, the date of the closing of the acquisition. Reconciliations of certain non-GAAP financial measures are provided under “Use of Non-GAAP Financial Measures” below. Additional discussion of operating results for the Nitrogen Fertilizer segment for the quarter and nine months ended September 30, 2016 are included in CVR Partners’ press release dated October 27, 2016.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(in millions)
Nitrogen Fertilizer Segment Business Financial Results:
Net sales	$78.5	$49.3	$271.4	$223.2
Cost of product sold	19.9	14.5	72.2	55.7
Direct operating expenses	32.5	26.6	103.8	75.7
Major scheduled turnaround expenses	—	6.6	6.6	7.0
Selling, general and administrative expenses	7.3	6.0	22.0	15.2
Depreciation and amortization	16.4	7.4	41.0	21.2
Operating income (loss)	2.4	(11.8)	25.8	48.4
Interest expense and other financing costs	(15.6)	(1.8)	(32.8)	(5.2)
Loss on extinguishment of debt	—	—	(5.1)	—
Other income, net	—	0.1		0.1
Income (loss) before income tax expense	(13.2)	(13.5)	(12.1)	43.3
Income tax expense	0.2	—	0.3	—
Net income (loss)	$(13.4)	$(13.5)	$(12.4)	$43.3

Adjusted Nitrogen Fertilizer EBITDA*	$17.4	$3.8	$74.4	$78.3

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Nitrogen Fertilizer Segment Key Operating Statistics:

Consolidated sales (thousand tons):
Ammonia	47.7	7.8	145.7	26.9
UAN	296.0	174.5	902.4	698.8

Consolidated product pricing at gate (dollars per ton) (1):
Ammonia	$345	$478	$385	$529
UAN	$154	$227	$187	$256

Consolidated production volume (thousand tons):
Ammonia (gross produced) (2)	200.8	66.3	485.9	269.4
Ammonia (net available for sale) (2)(3)	60.3	12.1	121.0	31.2
UAN	317.2	152.4	861.9	658.1

Feedstock:
Petroleum coke used in production (thousand tons)	126.8	82.7	384.4	335.8
Petroleum coke used in production (dollars per ton)	$13	$25	$14	$26
Natural gas used in production (thousands of MMBtus) (4)	2,075.5	—	3,471.6	—
Natural gas used in production (dollars per MMBtu) (4)	$2.97	$—	$2.75	$—
Natural gas in cost of product sold (thousands of MMBtus) (4)	1,679.5	—	2,742.5	—
Natural gas in cost of product sold (dollars per MMBtu) (4)	$2.92	$—	$2.68	$—

Coffeyville Facility on-stream factor (5):
Gasification	95.9%	62.2%	97.2%	87.1%
Ammonia	94.7%	57.8%	96.2%	83.7%
UAN	94.1%	56.7%	93.1%	83.6%

East Dubuque Facility on-stream factors (5):
Ammonia	94.4%	—%	81.7%	—%
UAN	92.9%	—%	81.1%	—%

Market Indicators:
Ammonia — Southern Plains (dollars per ton)	$315	$478	$368	$526
Ammonia — Corn belt (dollars per ton)	$372	$533	$432	$580
UAN — Corn belt (dollars per ton)	$188	$264	$218	$294
Natural gas NYMEX (dollars per MMBtu)	$2.79	$2.74	$2.35	$2.76

Cost of product sold, direct operating expenses and selling, general and administrative expenses are all reflected exclusive of depreciation and amortization.

* See Use of Non-GAAP Financial Measures below.

(1)
Product pricing at gate represents net sales less freight revenue divided by product sales volume in tons and is shown in order to provide a pricing measure that is comparable across the fertilizer industry.

(2)
Gross tons produced for ammonia represent total ammonia produced, including ammonia produced that was upgraded into other fertilizer products. Net tons available for sale represent the ammonia available for sale that was not upgraded into other fertilizer products.

(3)
In addition to the produced ammonia, the Nitrogen Fertilizer segment acquired approximately 0 tons and 7,500 tons of ammonia during the three months ended September 30, 2016 and 2015, respectively. The Nitrogen Fertilizer segment acquired approximately 8,000 tons and 29,300 tons of ammonia during the nine months ended September 30, 2016 and 2015, respectively.

(4)	The cost per MMBtu excludes derivative activity, when applicable. The impact of natural gas derivative activity during the three and nine months ended September 30, 2016 and 2015 was not material.

(5)	On-stream factor is the total number of hours operated divided by the total number of hours in the reporting period and is a measure of operating efficiency.

Excluding the impact of the full facility turnaround and the Linde air separation unit outages at the Coffeyville Facility, the on-stream factors would have been 100.0% for gasifier, 97.3% for ammonia and 96.2% for UAN for the three months ended September 30, 2015.

Excluding the impact of the full facility turnaround and the Linde air separation unit outages at the Coffeyville Facility, the on-stream factors would have been 99.8% for gasifier, 97.0% for ammonia and 96.9% for UAN for the nine months ended September 30, 2015.

Excluding the impact of the full facility turnaround at the East Dubuque Facility, the on-stream factors for the East Dubuque Facility would have been 97.2% for ammonia and 96.2% for UAN for the six months ended September 30, 2016.

Use of Non-GAAP Financial Measures

To supplement the Company’s actual results in accordance with GAAP for the applicable periods, the Company also uses the non-GAAP financial measures noted above, which are reconciled to our GAAP-based results below. These non-GAAP financial measures should not be considered an alternative for GAAP results. The adjustments are provided to enhance an overall understanding of the Company’s financial performance for the applicable periods and are indicators management believes are relevant and useful for planning and forecasting future periods.

Adjusted net income is not a recognized term under GAAP and should not be substituted for net income as a measure of our performance but rather should be utilized as a supplemental measure of financial performance in evaluating our business. Management believes that adjusted net income provides relevant and useful information that enables external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, to better understand and evaluate our ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance. Adjusted net income per diluted share represents adjusted net income divided by weighted-average diluted shares outstanding. Adjusted net income represents net income, as adjusted, that is attributable to CVR Energy stockholders.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(in millions, except per share data)
Reconciliation of Net Income to Adjusted Net Income:
Income before income tax expense	$4.5	$122.0	$17.3	$480.9
Adjustments:
FIFO impact, (favorable) unfavorable	7.7	45.6	(29.7)	33.7
Share-based compensation (1)	—	3.2	—	9.1
Major scheduled turnaround expenses	—	22.2	38.1	24.2
(Gain) loss on derivatives, net	1.7	(11.8)	4.8	52.2
Current period settlement on derivative contracts (2)	6.7	0.8	35.2	(34.0)
Flood insurance recovery (3)	—	—	—	(27.3)
Loss on extinguishment of debt (4)	—	—	5.1	—
Expenses associated with the East Dubuque Merger (5)	0.7	1.5	3.1	1.5
Insurance recovery - business interruption (6)	(2.1)	—	(2.1)	—
Adjusted net income before income tax expense and noncontrolling interest	19.2	183.5	71.8	540.3
Adjusted net loss attributed to noncontrolling interest	(1.1)	(62.0)	(19.7)	(179.5)
Income tax expense, as adjusted	(6.6)	(39.1)	(15.1)	(121.4)
Adjusted net income*	$11.5	$82.4	$37.0	$239.4

Adjusted net income per diluted share*	$0.13	$0.95	$0.43	$2.76

Refining margin per crude oil throughput barrel is a measurement calculated as the difference between the Petroleum segment’s net sales and cost of product sold (exclusive of depreciation and amortization). Refining margin is a non-GAAP measure that we believe is important to investors in evaluating the refineries’ performance as a general indication of the amount above their cost of product sold at which they are able to sell refined products. Each of the components used in this calculation (net sales and cost of product sold exclusive of depreciation and amortization) can be taken directly from our Petroleum segment's Statements of Operations. Our calculation of refining margin may differ from similar calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure. In order to derive the refining margin per crude oil throughput barrel, we utilize the total dollar figures for refining margin as derived above and divide by the applicable number of crude oil throughput barrels for the period. We believe that refining margin is important to enable investors to better understand and evaluate the Petroleum segment’s ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance.

Refining margin per crude oil throughput barrel adjusted for FIFO impact is a measurement calculated as the difference between the Petroleum segment’s net sales and cost of product sold (exclusive of depreciation and amortization) adjusted for FIFO impact. Refining margin adjusted for FIFO impact is a non-GAAP measure that we believe is important to investors in evaluating the refineries’ performance as a general indication of the amount above their cost of product sold (taking into account the impact of the utilization of FIFO) at which they are able to sell refined products. Our calculation of refining margin adjusted for FIFO impact may differ from calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure. Under the FIFO accounting method, changes in crude oil prices can cause fluctuations in the inventory valuation of crude oil, work in process and finished goods, thereby resulting in a favorable FIFO impact when crude oil prices increase and an unfavorable FIFO impact when crude oil prices decrease.

Gross profit excluding flood insurance recovery is calculated as the difference between the Petroleum segment’s net sales, cost of product sold (exclusive of depreciation and amortization), direct operating expenses (exclusive of depreciation and amortization), major scheduled turnaround expenses and depreciation and amortization. Gross profit excluding flood insurance recovery per crude throughput barrel is calculated as gross profit excluding flood insurance recovery as derived above divided by the refineries’ crude oil throughput volumes for the respective periods presented. Gross profit excluding flood insurance recovery is a non-GAAP measure that should not be substituted for operating income. Management believes it is important to investors in evaluating the refineries’ performance and the Petroleum segment’s ongoing operating results. Our calculation of gross profit excluding flood insurance recovery may differ from similar calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure.

EBITDA and Adjusted EBITDA. EBITDA represents net income attributable to CVR Energy stockholders before consolidated (i) interest expense and other financing costs, net of interest income, (ii) income tax expense, (iii) depreciation and amortization, less the portion of these adjustments attributable to noncontrolling interest. Adjusted EBITDA represents EBITDA adjusted for consolidated (i) FIFO impact (favorable) unfavorable; (ii) loss on extinguishment of debt; (iii) major scheduled turnaround expenses (that many of our competitors capitalize and thereby exclude from their measures of EBITDA and adjusted EBITDA); (iv) (gain) loss on derivatives, net; (v) current period settlements on derivative contracts; (vi) flood insurance recovery; (vii) expenses associated with the East Dubuque Merger and (viii) business interruption insurance recovery, less the portion of these adjustments attributable to noncontrolling interest. EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be substituted for net income (loss) or cash flow from operations. Management believes that EBITDA and Adjusted EBITDA enable investors to better understand and evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. EBITDA and Adjusted EBITDA represent EBITDA and Adjusted EBITDA that is attributable to CVR Energy stockholders.

EBITDA for the quarter and nine months ended September 30, 2015 was also adjusted for share-based compensation expense in calculating Adjusted EBITDA.  Beginning in 2016, share-based compensation expense is no longer utilized as an adjustment to derive Adjusted EBITDA as no equity-settled awards remain outstanding for CVR Energy or any of its subsidiaries, and CVR Partners and CVR Refining are responsible for reimbursing CVR Energy for their allocated portion of all outstanding awards.  Management believes, based on the nature, classification and cash settlement feature of the currently outstanding awards, that it is no longer necessary to adjust EBITDA for share-based compensation expense to derive Adjusted EBITDA. For comparison purposes we have also provided Adjusted EBITDA for the quarter and nine months ended September 30, 2015 without adjusting for share-based compensation expense in order to provide a comparison to Adjusted EBITDA for the quarter and nine months ended September 30, 2016.

A reconciliation of net income attributable to CVR Energy stockholders to EBITDA and EBITDA to Adjusted EBITDA for the quarter and nine months ended September 30, 2016 and 2015 is as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(in millions)
Net income attributable to CVR Energy stockholders	$5.4	$57.9	$17.6	$214.6
Add:
Interest expense and other financing costs, net of interest income	26.0	11.6	56.3	35.8
Income tax expense	2.5	23.1	2.3	105.2
Depreciation and amortization	50.1	38.7	140.8	123.2
Adjustments attributable to noncontrolling interest	(35.9)	(18.0)	(90.3)	(56.6)
EBITDA	48.1	113.3	126.7	422.2
Add:
FIFO impact, (favorable) unfavorable	7.7	45.6	(29.7)	33.7
Share-based compensation (1)	—	3.2	—	9.1
Major scheduled turnaround expenses	—	22.2	38.1	24.2
(Gain) loss on derivatives, net	1.7	(11.8)	4.8	52.2
Current period settlement on derivative contracts (2)	6.7	0.8	35.2	(34.0)
Flood insurance recovery (3)	—	—	—	(27.3)
Loss on extinguishment of debt (4)	—	—	5.1	—
Expenses associated with the East Dubuque Merger (5)	0.7	1.5	3.1	1.5
Insurance recovery - business interruption (6)	(2.1)	—	(2.1)	—
Adjustments attributable to noncontrolling interest	(4.6)	(21.0)	(22.4)	(18.4)
Adjusted EBITDA	$58.2	$153.8	$158.8	$463.2

Petroleum and Nitrogen Fertilizer EBITDA and Adjusted EBITDA. EBITDA by operating segment represents net income (loss) before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense and (iii) depreciation and amortization. Adjusted EBITDA by operating segment represents EBITDA by operating segment adjusted for, as applicable (i) FIFO impact (favorable) unfavorable; (ii) share-based compensation, non-cash; (iii) loss on extinguishment of debt; (iv) major scheduled turnaround expenses (that many of our competitors capitalize and thereby exclude from their measures of EBITDA and adjusted EBITDA); (v) (gain) loss on derivatives, net; (vi) current period settlements on derivative contracts; (vii) flood insurance recovery; (viii) transaction expenses associated with the East Dubuque Merger and (ix) business interruption insurance recovery, less the portion of these adjustments attributable to noncontrolling interest. We present Adjusted EBITDA by operating segment because it is the starting point for CVR Refining’s and CVR Partners’ calculation of available cash for distribution. EBITDA and Adjusted EBITDA by operating segment are not recognized terms under GAAP and should not be substituted for net income (loss) as a measure of performance. Management believes that EBITDA and Adjusted EBITDA by operating segment enable investors to better understand CVR Refining’s and CVR Partners’ ability to make distributions to their common unitholders, help investors evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently.

A reconciliation of net income (loss) to EBITDA and EBITDA to Adjusted EBITDA for the Petroleum and Nitrogen Fertilizer segments for the quarter and nine months ended September 30, 2016 and 2015 is as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(in millions)
Petroleum:
Petroleum net income	$15.9	$138.9	$26.0	$413.4
Add:
Interest expense and other financing costs, net of interest income	10.8	10.3	31.7	31.9
Income tax expense	—	—	—	—
Depreciation and amortization	32.5	29.9	95.6	98.1
Petroleum EBITDA	59.2	179.1	153.3	543.4
Add:
FIFO impact, (favorable) unfavorable	7.7	45.6	(29.7)	33.7
Share-based compensation, non-cash	—	0.3	—	0.4
Major scheduled turnaround expenses	—	15.6	31.5	17.2
(Gain) loss on derivatives, net	1.7	(11.8)	4.8	52.2
Current period settlements on derivative contracts (2)	6.7	0.8	35.2	(34.0)
Flood insurance recovery (3)	—	—	—	(27.3)
Adjusted Petroleum EBITDA	$75.3	$229.6	$195.1	$585.6

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(in millions)
Nitrogen Fertilizer:
Nitrogen fertilizer net income (loss)	$(13.4)	$(13.5)	$(12.4)	$43.3
Add:
Interest expense and other financing costs, net	15.6	1.8	32.8	5.2
Income tax expense	0.2	—	0.3	—
Depreciation and amortization	16.4	7.4	41.0	21.2
Nitrogen Fertilizer EBITDA	18.8	(4.3)	61.7	69.7
Add:
Share-based compensation, non-cash	—	—	—	0.1
Major scheduled turnaround expenses	—	6.6	6.6	7.0
Loss on extinguishment of debt (4)	—	—	5.1	—
Expenses associated with the East Dubuque Merger (5)	0.7	1.5	3.1	1.5
Insurance recovery - business interruption (6)	$(2.1)	$—	$(2.1)	$—
Adjusted Nitrogen Fertilizer EBITDA	$17.4	$3.8	$74.4	$78.3

(1)
Beginning in 2016, share-based compensation expense is no longer utilized as an adjustment to derive Adjusted net income and Adjusted EBITDA as no equity-settled awards remain outstanding for CVR Energy or any of its subsidiaries, and CVR Partners and CVR Refining are responsible for reimbursing CVR Energy for their allocated portion of all outstanding awards. Management believes, based on the nature, classification and cash settlement feature of the currently outstanding awards, that it is no longer necessary to adjust net income (loss) and EBITDA for share-based compensation expense to derive Adjusted net income and Adjusted EBITDA. Adjusted net income and Adjusted EBITDA for the three months ended September 30, 2015 would have been $80.4 million and $150.6 million, respectively, without adjusting for share-based compensation expense of $3.2 million. Additionally, Adjusted net income and Adjusted EBITDA for the nine months ended September 30, 2015 would have been $233.9 million and $454.1 million, respectively, without adjusting for share-based compensation expense of $9.1 million.

(2)
Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts.

(3)
Represents an insurance recovery from Coffeyville Resources Refining and Marketing, LLC’s environmental insurance carriers as a result of the flood and crude oil discharge at the Coffeyville refinery on June/July 2007.

(4)
Represents a loss on extinguishment of debt incurred by CVR Partners in June 2016 in connection with the repurchase of senior notes assumed in the East Dubuque Merger, which includes a prepayment premium and write-off of the unamortized purchase accounting adjustment.

(5)
On April 1, 2016, CVR Partners completed the East Dubuque Merger. CVR Partners incurred legal and other professional fees and other merger related expenses for the quarter and nine months ended September 30, 2016 that are referred to herein as transaction expenses associated with the East Dubuque Merger, which are included in selling, general and administrative expenses.

(6)	CVR Partners received a business interruption insurance recovery of $2.1 million in the third quarter of 2016.